THE VANTAGEPOINT FUNDS

Supplement dated August 6, 2008 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008 and July 15, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Growth Fund

Investment Subadvisers

The name of Westfield Capital Management, LLC found on page 18 of the prospectus has been changed to Westfield Capital Management, LP.

Core Bond Index Fund

Principal Investment Strategies — The following sentence replaces the second sentence in the paragraph describing the Core Bond Index Fund’s principal investment strategies found on page 33 of the prospectus:

The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of investment-grade U.S. fixed income securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage passthroughs), Asset-backed Securities, and Commercial Mortgage-backed Securities sectors.

Overseas Equity Index Fund

The following performance table replaces the performance table for Class II of the Overseas Equity Index Fund found on page 42 of the prospectus:

			Since
	1 Year	5 Years	Inception*

Overseas Equity Index Fund
Class II shares	10.30%	20.99%	6.91%
MSCI EAFE Free Index
(Reflects no deductions for fees, expenses, or taxes)	11.63%	22.08%	7.89%

* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund’s benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

In addition, the Total Return for Class II of the Overseas Equity Index Fund for the period ended December 31, 2007 on page 108 of the Financial Highlights table is revised to read 10.30%.

Please retain this supplement for future reference.

SUPP-011-200808-322A